UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2024

AccuStem Sciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56257	87-3774438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Plaza, 19th Floor, #1954 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 00 44 2074952379

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On April 4, 2024, Accustem Sciences, Inc. (the “Company”) was notified that Mazars USA LLP (“Mazars”), the Company’s independent registered public accounting firm, will resign as auditor effective with the filing of the Company’s Form 10-Q for the quarter ended March 31, 2024 and no later than May 31, 2024.

The reports of Mazars on the Company’s financial statements for each of fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2023 and 2022, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Mazars would have caused Mazars to make reference thereto in their reports on the financial statements for such years. The Company disclosed in its Form 10-K for the fiscal year ended December 31, 2023, that it did not maintain effective internal control over financial reporting due to a lack of accounting resources and other oversight procedures.

The Company provided Mazars with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Mazars furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Mazars’ letter, dated April 10, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in the process of retaining a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Mazars USA LLP dated April 10, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCUSTEM SCIENCES INC.

Date: April 10, 2024	By:	/s/ Wendy Blosser
Wendy Blosser Chief Executive Officer

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